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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ABLE ENERGY, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                                             5983
-------------------------------                     ----------------------------
(State or Other Jurisdiction of                     (Primary Standard Industrial
 Incorporation or Organization)                      Classification Code Number)

                        344 Route 46, Rockaway, NJ 07866
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

If this form relates to the                      If this form relates to the registration
registration of a class of securities            of a class of securities pursuant to
pursuant to Section 12(b) of the                 Section 12(g) of the Exchange Act
Exchange Act and is effective                    and is effective pursuant to General
pursuant to General Instruction                  Instruction A.(d), check the
A.(c), check the following box: [X ]             following box. [X ]

Securities Act registration statement file number to which this form relates: 333-59109
            (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                     Name of Each Exchange on Which
         to be So Registered                     Each Class is to be Registered
         -------------------                     ------------------------------

Common Stock, $.001 par value per share          Boston Stock Exchange
---------------------------------------          ------------------------------

---------------------------------------          ------------------------------



Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, $.001 par value per share
--------------------------------------------------------------------------------
                                (Title of class)


--------------------------------------------------------------------------------
                                (Title of class)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         Reference is made to the Company's Registration Statement on Form SB-2 (Registration No.333-59109), and all amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. A description of the Registrant's securities to be registered, as required by
Item 202 of Regulation S-K, is incorporated herein by reference to the section entitled "Description of Securities" in the Company's Preliminary Prospectus forming a part of the Company's Registration Statement on Form SB-2, File No.333-59109, and all amendments thereto, filed with the Securities Exchange Commission on July 15, 1998.

ITEM 2.  EXHIBITS

Exhibit
Number   Description of Document
------   -----------------------

A The "Description of Securities" section of the Preliminary Prospectus forming a part of the Registrant's Registration Statement on Form SB-2, File No. 333-59109, and all amendments thereto, is incorporated herein by reference as referred to in Item 1.

1.1 Form of Common Stock Certificate (filed as Exhibit 4.1 to the Registration Statement on Form SB-2, File No. 333-59109, and hereby incorporated herein by reference).

2.1 Certificate of Incorporation, as amended (Filed as Exhibit 3.1 to the Registration Statement on Form SB-2, File No. 333-59109, and hereby incorporated herein by reference).

2.2 By-Laws (Filed as Exhibit 3.2 to the Registration Statement on Form SB-2, File No. 333-59109, and hereby incorporated herein by reference).

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                            ABLE ENERGY, INC.
                                            -----------------
                                               Registrant

                                            By: /s/ Timothy Harrington
                                                -------------------------------
                                                Timothy Harrington,
                                                Chief Executive Officer

Date:    May 26, 1999

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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                            ABLE ENERGY, INC.
                                            -----------------
                                               Registrant

                                            By: /s/ Timothy Harrington
                                                -------------------------------
                                                Timothy Harrington,
                                                Chief Executive Officer


Date:    May 26, 1999